THE ALKALINE WATER CO™

CORPORATE PRESENTATION
JULY 22, 2019


HEMP WATER
HEMP WATER
Alkaline88
WATER
ORANGE

NASDAQ:WTER | TSX.V:WTER

Cautionary Note Regarding Forward-Looking Statement and Health Claims

This presentation contains forward-looking statements relating The Alkaline Water Company Inc. (the "Company"). Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the following: the Company's guidance of estimated revenue $46 million to $50 million in fiscal 2020; the statements relating to the Company's growth potential; the statements regarding the Company's plan to enter new category of product, full spectrum hemp extract-infused water; the statement regarding the growth potential of US CBD drinks market; and the Company's guidance of estimated gross margin of approximately $18 million to $20 million.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that the past production capacity of the Company's co-packing facilities can be maintained or increased; that the Company will receive all necessary regulatory approvals for the production and sale of hemp infused water; that there will be increased production capacity through implementation of new production facilities, new co-packers and new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company's products; that there will be an expansion into new national and regional grocery retailers; that there will be an expansion into new e-commerce, home delivery, convenience, and healthy food channels; that there will not be interruptions on production of the Company's products; that there will not be a recall of products due to unintended contamination or other adverse events relating to the Company's products; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. In addition, the Company's forecasted revenue is based on the Company's expectation that revenue growth will remain consistent for fiscal year 2020, significant sales growth will continue in Southern California, and significant orders will be received from the national-retailers and east coast grocery chains, which have only recently started selling the Company's products. In addition, the Company assumes that it will continue to be able to add co-packing plants and production capacity to satisfy customer demand. As the Company's sale cycle is an average of 14 days, a slowdown of the growth in any of the areas set forth above during fiscal 2020 or other events could cause actual results to vary materially from this forecast. In addition, sales growth, which may have a significant impact on quarterly and annual revenue, is difficult to predict.

Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water or any other products, including products containing hemp; the fact that consumers may not embrace and purchase any of the Company's infused water products; the fact that the Company may not be permitted by the FDA or other regulatory authority to market or sell any of its hemp-infused products; additional competitors selling alkaline water and enhanced water products in bulk containers reducing the Company's sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; the fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply chain interruption due to factors beyond the Company's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand and the fact that consumers may not embrace enhanced water products as expected or at all; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company's ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; and competition in the industry in which the Company operates and market conditions.

These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

The Company has not conducted any clinical studies regarding the health benefits of alkaline water and accordingly makes no claims as to the benefits of alkaline water.

CATEGORY LEADER

- Alkaline88® achieved $10 million in net sales for Q1 2020
- Alkaline88® was ranked as the fastest growing alkaline water brand in 2019 per Nielson data
- Infused flavors shipped last quarter
- The Family Hydration Solution



Alkaline88
The Power of 88
Alkaline88
WATER
HIMALAYAN MINERALS
Alkaline88
WATER
Alkaline88
WATER

OUR RETAIL CLIENTS

C&S Wholesale Grocers
JIMBO'S ...Naturally!
Raley's
Jewel-Osco
shaw's
ELEVEN
BARONS market
MDI
Smith's
Texas Jasmine
Cub Foods
H-E-B
BI-LO
Lucky
SAVEMART
LUNDS
NORTHGATE MARKET
WHOLE FOODS MARKET
Brookshire's
Unified Grocers
Foodland
NATURE'S BEST
HyVee
Walmart
Albertsons
SPROUTS FARMERS MARKET
fry's
Associated Food Stores
VALLARTA SUPERMARKETS
SAFEWAY
CVS
Publix
Smart&Final
Core-Mark
Triangle
KeHE DISTRIBUTORS
Ralphs
Kroger
SUPERIOR GROCERS
Bashas'
ALDI
BUY FOR LESS
Lowes foods good for you
NEX
marsh
Winn-Dixie
VONS
United Supermarkets
Schnucks
FOOD CITY
FOOD LION
Associated Wholesale Grocers
Bristol Farms
ShopRite
festival
Harris Teeter
WOODMAN'S MARKETS
DPI Specialty Foods
STATER BROS.
McLANE
ROUNDY'S
unfi
JETRO

IT'S A GROWTH STORY


Revenue (in $Millions)
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
$3.70
$7.1
$12.7
$19.8
$32.2
$46-50
FYE2015
FYE2016
FYE2017
FYE2018
FY2019
*Est FY2020
Revenue (in $Millions)

Sixth Consecutive Year of Revenue Growth Above 50%

THE ALKALINE WATER CO

BUILDING ON OUR STRENGTHS

FLAGSHIP

- The Alkaline Water Company Inc.'s flagship brand, Alkaline88® is available in all 50 states and the District of Columbia

BEST BRAND NAME

- Alkaline88® is the perfect trademark in the category

CLEANEST PURIFIED WATER

- Purified Water and Pink Himalayan Rock Salt


Alkaline88
WATER

BUILDING ON OUR STRENGTHS
(continued)



HIGHEST SELLING

- We are the #1 selling bulk Alkaline water in America



UNIQUE BUSINESS MODEL

- Direct-to-Warehouse Distribution
- Eight Strategically Placed Co-Packing Facilities
- Broker alliances with EA Berg, Impact Group, Advantage Solutions, CA Fortune, Crossmark, Archpoint Group, and Carlin Group



WORD OF MOUTH BRAND

- Chain specific programs only

ACCELERATING OUR GROWTH

EXPANSION OF MARKETS AND CHANNELS

- Ecommerce
- C-stores
- Drug stores
- Big Box
- Club

PRODUCT AND CATEGORYEXTENSION

- Expansion of single serve bottles
- Flavor-infused alkaline water
- Full spectrum hemp* extract-infused water

BRAND MESSAGING AND POSITIONING

- All day hydration for family activities and adventures
- The family hydration solution
- Sustainable and defendable brand messaging


CITY BUS
Nama-stay Focused Today.
Alkaline88

*The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its Soothe brand accordingly.

NEW MARKETING INITIATIVE

POWER OF 88


88 Students on the School Trip.
Alkaline88 in Your Bag.
Alkaline88


88 More Minutes in This Meeting.
Alkaline88 on Your Desk
Alkaline88

FIND YOUR BALANCE


Nama-stay Focused Today.
Alkaline88


Tri-and-reach-her-binky Pose.
Alkaline88

BUILDING ON OUR BRAND LOYALTY


Alkaline88
WATER

BASELINE

All day hydration for family adventures and activities.


Alkaline88
FLAVOR-INFUSED
WATER
RASPBERRY

FLAVORED

Taste the hydration.


Alkaline88
soothe
HEMP
WATER

SOOTHE*

Relax/unwind in the hydration.

When you are Alkaline88® hydrated, you can tackle life's daily activities and adventures.

ArchPoint

*These products are not currently being produced, distributed or sold. The production of Soothe™ products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance.

THE ALKALINE WATER CO

STRENGTHENING OUR CORE COMPETENCIES

ArchPoint

- ArchPoint is a vertically integrated CPG consulting firm
- Development and Implementation of our brand marketing strategy for existing and future products/brands
- Develop and monitor national marketing programs, chain specific, and mass media.

WaterSourceOne

- Water Source One has over 100 years of aggregate experience in bottled water manufacturing and plant management
- Oversees procurement, quality control and plant expansion
- Implementation of technology and quality control oversight

E.A. Berg Associates

- E.A. Berg Associates offers 'Best In Class' expertise in sales and merchandising
- Total C-store outreach of 57,000 stores located in strategic cities across the U.S.
- 22 fully staffed branded vans to selling into over 13,000 C-stores located in Houston, San Antonio, Austin, Dallas, Southern and Northern California


Alkaline88

INNOVATING AND DISRUPTING

Introducing the New Infused Product Line

- All Natural
- Zero sugar
- Low sodium
- Zero Calories
- Four great flavors



Alkaline88
PURIFIED WATER ENHANCED WITH MINERALS & ELECTROLYTES
FLAVOR-INFUSED
WATER
NATURALLY-FLAVORED
LEMON
BLOOD ORANGE
RASPBERRY
WATERMELON

GROWTH IS THERE FOR THE TAKING

Bottled Water Sales Rank – Major Brand – Total US Food

Rank	Major Brand Name	Manufacturer Name	Dollar Sales	Dollar Sales Year Ago	Dollar % Change Year Ago	Unit Sales	Unit Sales Year Ago	Unit % Change Year Ago	Dollar Share of Category TY	Dollar Share of Category LY
35	Hint	Hint INC	$32,902,724	$19,522,043	68.5%	22,991,831	13,789,634	66.7%	.3%	.1%
36	Core Natural	Core Natural LLC	$32,659,555	$14,887,647	119.4%	20,681,700	9,021,390	129.3%	.3%	.1%
39	Alkaline	Alkaline88 LLC	$25,851,648	$15,385,463	68.0%	8,808,715	5,511,745	59.8%	.2%	.1%

Over 52 Week Period Ending 2018-06-16

SIGNIFICANT GROWTH POTENTIAL

Alkaline88® Soothe, made with Full-Spectrum Hemp Extract

- All Natural
- Pasteurized
- Less than 70 Calories
- Three great flavors



Alkaline88
soothe
HEMP WATER
PEACH MANGO
Alkaline88
soothe
HEMP WATER
Alkaline88
soothe
HEMP WATER

SOOTHE*

*These products are not currently being produced, distributed or sold. The production of Soothe™ products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance.
The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its Soothe brand accordingly.

THE ALKALINE WATER CO

SIGNIFICANT GROWTH POTENTIAL


US CBD drinks market value 2018-23
75% average annual growth
US$ million
1500
1000
500
0
2018
2019
2020
2021
2022
2023
Source : Zenith Global Ltd
BEVERAGE-DIGEST

BEST IN CLASS HEMP/CBD RELATIONSHIPS

Centuria Foods, Inc.

- Veterans in the industry that can meet out QC standards
- Largest importer one record of CBD since 2014
- Company with NSF, ICCT and Organic verification under an FDA certified facility



Alkaline88
soothe
HEMP WATER
PEACH MANGO
Alkaline88
soothe
HEMP WATER
Alkaline88
soothe
HEMP WATER

SOOTHE*

*These products are not currently being produced, distributed or sold. The production of Soothe™ products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance.
The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its Soothe brand accordingly.

FDA IS ACCELERATING CBD LEGISLATION

- FDA announced Friday, July 12th that it is speeding up its efforts to develop rules for CBD and plans to issue a report on the department's process by early fall.

- FDA Acting Chief Information Officer Amy Abernethy tweeted that "FDA is expediting its work to address the many questions about cannabidiol (CBD). This is an important national issue with public health impact, & an important topic for American hemp farmers and many other stakeholders."

- Key Senate committee will be held July 25th to discuss hemp production featuring witnesses from the USDA, FDA, and EPA.



CANNABIDIOL
(CBD)
FDA
CH3
OH
HO
H2C
CH3
CH3

Source: https://www.marijuanamoment.net/fda-says-it-is-speeding-up-the-cbd-regulation-process/

THE ALKALINE WATER CO™

SELECTIVE FINANCIAL DISCLOSURE
JULY 22, 2019

SALES GUIDANCE

Fiscal Year Sales Ending March 31st



Millions
60
50
40
30
20
10
0
Projected
54.33% CAGR
43-55% Increase
from Prior Year
50
63% Increase from
Prior Year
55% Increase from
Prior Year
80% Increase from
Prior Year
92% Increase from
Prior Year
3.7
7.1
12.8
19.8
32.2
46
2015
2016
2017
2018
2019
2020 Estimate
*$46-50 million
Estimate Range
Sales

THE ALKALINE WATER CO

Q1 SALES

For Quarter Ending June 30th


Q1 Dollar Sales
Millions
12
10
8
6
4
2
0
27% Increase from Prior Year
7.9
10
Q1 2019
Q1 2020 Estimate
Sales

GROSS MARGIN

For Fiscal Year Ending March 31st



Millions
45
40
35
30
25
20
15
10
5
0
2.6
36.7
5.4
42.2
8.1
40.9
13
40.3
18
40
20
2016
2017
2018
2019
2020 Estimate
Gross Margin
% of Sales
Estimate Range

FINANCIALS - BALANCE SHEET

CAP TABLE

As of July 22, 2019

Common stock, $0.001 par value, 200,000,000 shares authorized	
Common Shares issued and outstanding	41,347,512
Options	2,272,900
Warrants	6,188,222
Convertible Preferred Shares	5,300,000
Total	55,108,634

Select Balance Sheet Items

US Dollars in millions

	Mar. 31, 2019	Mar. 31, 2018
Accounts receivable	$3.0	$2.6
Prepaid expenses	$0.4	$0.3
Fixed assets - net	$2.0	$1.2
Total assets	$18.4	$6.1
Accounts payable	$2.9	$2.1
Revolving financing	$3.1	$2.6
Total liabilities	$7.1	$5.6
Total stockholders' equity	$11.3	$0.5

MANAGEMENT TEAM

RICHARD WRIGHT
PRESIDENT AND CEO

Mr. Wright is a founder of The Alkaline Water Company Inc. and responsible for its rapid growth. He is a former Regional Director of Taxand Financial Planning with one of the "Big Four" accounting firms. He brings over 40 years of experience as a CFO, CPA, and entrepreneur. Mr. Wright has extensive knowledge of finance, with a strong emphasis on closely held companies, M&A, transaction planning and international operations and has participated in over 100 mergers and acquisitions.

RONALD DAVELLA
EXECUTIVE VP- FINANCE

Mr. DaVella currently holds a Bachelor of Arts degree in accounting from Queens College and an MBA in Finance from Pace University. Mr. DaVella is a CPA and was an audit partner with Deloitte from 1989 to 2014. He was also the Chief Financial Officer for Amazing Lash Franchise LLC from March 2016 to May 2017 and was the Chief Financial Officer at NanoFlex from May 2017 to March 2019. Mr. DaVella has an extensive background in accounting, SEC reporting and internal controls and has worked on several mergers and acquisitions, public offerings and financings. As a partner at Deloitte he focused on the retail and manufacturing industries .

FRANK CHESSMAN
DIRECTOR OF NATIONAL SALES

Mr. Chessman is a graduate of the University of Southern California's Marshall School of Business, and spent 25 years with Ralph's Grocery, Kroger's largest division. He is a former COO at Nationwide Beverage Bottling Corp. At Ralph's, Frank was VP of Advertising & Marketing and went on to spend 14 years at Simon Marketing at EVP. He has over 10 years of beverage manufacturing experience. He is also the former EVP and General Manager of Aspen Marketing.

AARON KEAY
CHAIRMAN

Mr. Keay has been a successful investor, entrepreneur and financier to multiple small cap and startup companies over the last decade. His experience ranges across multiple sectors in mining, biotech, health and wellness, tech and Cannabis where he has invested and raised over $500M dollars with and for these companies. During his time with these companies he has served as an advisor, board member and in some cases senior management.

BRIAN SUDANO
DIRECTOR

Brian Sudano is Managing Partner of Beverage Marketing Corporation and BMC Strategic Associates. Mr. Sudano's experience covers nearly the entire beverage industry, from energy drinks to wine, with special expertise in beverage alcohol by virtue of varied industry experience and broad range of projects. Mr. Sudano manages several major clients, providing on-going strategic and market advise, while leading projects in strategic planning, market entry analysis and planning, sales/distribution, business modeling, brand repositioning and international opportunity assessment. He has spoken at many beverage industry events, and is a contributing editor at Beverage World magazine.

Questions?


Alkaline88
WATER

BASELINE

All day hydration for family adventures and activities.


Alkaline88
FLAVOR-INFUSED
WATER
RASPBERRY

FLAVORED

Taste the hydration.


Alkaline88
soothe
HEMP
WATER

SOOTHE*

Relax/unwind in the hydration.

*These products are not currently being produced, distributed or sold. The production of Soothe™ products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance.
The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its Soothe brand accordingly.

THE ALKALINE WATER CO